EXHIBIT 24

POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation’s Common Stock to be issued under the Corporation’s 2000 Stock Option Plan for Non-Employee Directors and Non-Employee Director Annual Stock Grant Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 2nd day of November, 2004.

/s/ Richard A. Goldstein
Richard A. Goldstein

POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation’s Common Stock to be issued under the Corporation’s 2000 Stock Option Plan for Non-Employee Directors and Non-Employee Director Annual Stock Grant Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 2nd day of November, 2004.

/s/ Douglas J. Wetmore
Douglas J. Wetmore

POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation’s Common Stock to be issued under the Corporation’s 2000 Stock Option Plan for Non-Employee Directors and Non-Employee Director Annual Stock Grant Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 2nd day of November, 2004.

/s/ Margaret Hayes Adame
Margaret Hayes Adame

POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation’s Common Stock to be issued under the Corporation’s 2000 Stock Option Plan for Non-Employee Directors and Non-Employee Director Annual Stock Grant Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 2nd day of November, 2004.

/s/ Gunter Blobel
Gunter Blobel

POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation’s Common Stock to be issued under the Corporation’s 2000 Stock Option Plan for Non-Employee Directors and Non-Employee Director Annual Stock Grant Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 2nd day of November, 2004.

/s/ J. Michael Cook
J. Michael Cook

POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation’s Common Stock to be issued under the Corporation’s 2000 Stock Option Plan for Non-Employee Directors and Non-Employee Director Annual Stock Grant Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 2nd day of November, 2004.

/s/ Peter A. Georgescu
Peter A. Georgescu

POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation’s Common Stock to be issued under the Corporation’s 2000 Stock Option Plan for Non-Employee Directors and Non-Employee Director Annual Stock Grant Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 2nd day of November, 2004.

/s/ Alexandra A. Herzan
Alexandra A. Herzan

POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation’s Common Stock to be issued under the Corporation’s 2000 Stock Option Plan for Non-Employee Directors and Non-Employee Director Annual Stock Grant Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 2nd day of November, 2004.

/s/ Henry W. Howell, Jr.
Henry W. Howell, Jr.

POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation’s Common Stock to be issued under the Corporation’s 2000 Stock Option Plan for Non-Employee Directors and Non-Employee Director Annual Stock Grant Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 2nd day of November, 2004.

/s/ Arthur C. Martinez
Arthur C. Martinez

POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation’s Common Stock to be issued under the Corporation’s 2000 Stock Option Plan for Non-Employee Directors and Non-Employee Director Annual Stock Grant Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 2nd day of November, 2004.

/s/ Burton M. Tansky
Burton M. Tansky